UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: December 8, 2010
(Date of earliest event reported)
RTI International Metals, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Ohio
(State or Other Jurisdiction of Incorporation)

001-14437	52-2115953

(Commission File Number)	(IRS Employer Identification No.)

Westpointe Corporate Center One, 5th Floor
1550 Coraopolis Heights Road
Pittsburgh, Pennsylvania	15108-2973

(Address of Principal Executive Offices)	(Zip Code)
(412) 893-0026
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-23.1
EX-99.1
EX-99.2

Item 8.01. Other Events.
Guarantor Information
RTI International Metals, Inc. (the “Company”) expects today to file a shelf registration statement that registers for sale certain securities of the Company, including guarantees of debt securities (“Guarantees”) by certain subsidiaries of the Company (“Guarantor Subsidiaries”). Under the Securities Act of 1933, the Guarantees are securities and, as a result, the Company is required to retrospectively disclose in a footnote to its historical financial statements financial information of the Guarantor Subsidiaries in accordance with Rule 3-10 of Regulation S-X, as discussed more fully below.
The Company is filing revised historical financial statements within exhibits to this Current Report on Form 8-K to include summarized financial information for (a) the Company; (b) the Guarantor Subsidiaries on a combined basis; and (c) the Company’s non-guarantor subsidiaries on a combined basis.
The summarized financial information has been added to the:
•	Notes to Consolidated Financial Statements as of December 31, 2009 and 2008 and for the three years ended December 31, 2009 previously issued on the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 filed on February 22, 2010; and

•	Notes to the Unaudited Consolidated Financial Statements as of September 30, 2010 and December 31, 2009 and for the three and nine-months ended September 30, 2010 and 2009 previously published in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010 filed on November 3, 2010.
The historical financial statements and the revised related disclosures as of December 31, 2009 and 2008 and for the three years ended December 31, 2009 are filed as Exhibit 99.1, the historical financial statements and the revised related disclosures as of September 30, 2010 and December 31, 2009 and for the three and nine months ended September 30, 2010 and 2009 are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
     The following exhibits are filed herewith:

23.1	Consent of PricewaterhouseCoopers LLP, the Company’s Independent Registered Public Accounting Firm

99.1	The historical financial statements and the revised related disclosures as of December 31, 2009 and 2008 and for the three years ended December 31, 2009.

99.2	The historical financial statements and the revised related disclosures as of September 30, 2010 and December 31, 2009 and for the three and nine months ended September 30, 2010 and 2009.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RTI INTERNATIONAL METALS, INC.
Date: December 8, 2010	By:	/s/ William T. Hull
William T. Hull
Senior Vice President and Chief Financial Officer (principal accounting officer)

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EXHIBIT INDEX

Exhibit Number	Description

(23.1)	Consent of PricewaterhouseCoopers LLP, the Company’s Independent Registered Public Accounting Firm

(99.1)	The historical financial statements and the revised related disclosures as of December 31, 2009 and 2008 and for the three years ended December 31, 2009.

(99.2)	The historical financial statements and the revised related disclosures as of September 30, 2010 and December 31, 2009 and for the three and nine months ended September 30, 2010 and 2009.

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